                                                                EXHIBIT 10.25

                 AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT dated as of February 14, 1997 (the "Amendment"), is entered into by and among PHARMCHEM LABORATORIES, INC., a California corporation, and PHARMCHEM LABORATORIES OPERATIONS, INC., a California corporation (individually, a "Borrower", and collectively, the "Borrowers"), and SILICON VALLEY BANK, ("Bank"). Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Loan Agreement (defined below).

                                    RECITALS

        A. The Borrowers and the Bank have entered into that certain Loan and Security Agreement dated as of November 17, 1994, and amended by those certain Loan Modification Agreements dated March 6, 1995, September 1, 1995, Amendment No. 3 dated March 26, 1996, and Amendment No. 4 dated June 19, 1996 (as amended, the "Loan Agreement") pursuant to which the Bank has agreed to extend and make available to the Borrowers certain advances of money.

        B. The Borrowers desire that the Bank further amend the Loan Agreement upon the terms and conditions more fully set forth herein.

        C. Subject to the representations and warranties of the Borrowers herein and upon the terms and conditions set forth in this Amendment, the Bank is willing to so amend the Loan Agreement.

                                   AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

        SECTION 1. THE BORROWERS' REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants that, immediately before and immediately after giving effect to this Amendment, no event shall have occurred and be continuing which constitutes an Event of Default.

        SECTION 2. AMENDMENTS TO THE LOAN AGREEMENT.

                2.1 DEFINITIONS. A new definition of "Fifth Amendment Effective Date" is added to SECTION 1.1 of the Loan Agreement.

                " 'Fifth Amendment Effective Date' means December 30, 1996."

                2.2 The first paragraph of SECTION 2.2(a) of the Loan Agreement, entitled "REVOLVING ADVANCES", is hereby deleted and replaced in its entirety to read as follows:



                                       1.

             "2.1(a) REVOLVING ADVANCES. Subject to the terms and conditions of this Agreement, Bank agrees to make revolving advances ("Advances") to Borrowers in an amount not to exceed the lesser of the Committed Line or the Borrowing Base less the outstanding principal of the Term Loan if Cash Flow Coverage is equal to or greater than 1.00:1.00 but less than 1.50:1.00. For purposes of this Agreement "Borrowing Base" shall mean an amount equal to seventy-five percent (75%) of Eligible Accounts.

        2.3 SECTION 6.8 of the Loan Agreement, entitled "QUICK RATIO", is hereby deleted and replaced in its entirety to read as follows:

             "6.8 QUICK RATIO. Borrowers shall maintain, on a monthly basis, a ratio of Quick Assets to Current Liabilities of at least .80:1.00."

        2.4 SECTION 6.11 of the Loan Agreement, entitled "CASH FLOW COVERAGE", is hereby deleted and replaced in its entirety to read as follows:

             "6.11 CASH FLOW COVERAGE. Borrowers shall maintain on a consolidated basis, a minimum ratio of (a) quarterly EBITDA annualized to (b) current portion of long term debt plus quarterly interest expense annualized, as of the last day of each fiscal quarter ("Cash Flow Coverage") of 1.00:1.00. If Cash Flow Coverage is greater than or equal to 1.00:1.00 but less than 1.50:1.00, then the outstanding principal of the Term Loan shall be reserved against the Borrowing Base."

        2.5 SECTION 6.12 of the Loan Agreement, entitled "PROFITABILITY", is hereby deleted and replaced in its entirety to read as follows:

             "6.12 PROFITABILITY. Borrowers shall be profitable on a consolidated pre-tax basis for each fiscal quarter commencing March 31, 1997. for the quarter ending December 31, 1996, a pre-tax loss not to exceed $25,000 shall be allowed."

    SECTION 3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

    SECTION 4.  EFFECTIVENESS.

                                       2.

        4.1 This Amendment shall be deemed to be effective as of the Fifth Amendment Effective Date; provided, however, that such effectiveness is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank and its counsel, the following:

        (a) The execution and delivery of a copy hereof, whether the same or different copies, by each of the Borrowers, to the Bank;

        (b) Bank's receipt of a certificate executed by the Secretary of each of the Borrowers and the Guarantor certifying:

                (i) the name of the officer(s) of the Borrower and Guarantor authorized to execute Loan Documents on behalf of the Borrower and Guarantor together with a sample of the true signatures of such officer(s), with the signature of the Secretary being certified by a separate authorized officer; and

        (c) Bank's receipt of the Reaffirmation of Guaranty, executed by the Guarantor.

        SECTION 6. RELEASE AND WAIVER. EACH BORROWER HEREBY REPRESENTS AND WARRANTS TO THE BANK THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF, AND HEREBY RELEASES BANK FROM ALL LIABILITY ARISING UNDER OR WITH RESPECT TO AND WAIVES ANY AND ALL CLAIMS, COUNTERCLAIMS, DEFENSES AND RIGHTS OF SET-OFF, AT LAW OR IN EQUITY, THAT ANY BORROWER MAY HAVE AGAINST BANK EXISTING AS OF THE DATE OF THIS AMENDMENT ARISING UNDER OR RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR TO ANY ACT OR OMISSION TO ACT BY THE BANK WITH RESPECT HERETO OR THERETO.

        SECTION 7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWERS                               PHARMCHEM LABORATORIES, INC.


                                        By:  David A. Lattanzio
                                           ----------------------------------
                                        Printed Name: David Lattanzio
                                        Title: Vice President


                                        PHARMCHEM LABORATORIES OPERATIONS, INC.


                                        By:  David A. Lattanzio
                                           ----------------------------------
                                        Printed Name: David A. Lattanzio
                                        Title: Vice President


BANK                                    SILICON VALLEY BANK


                                        By: Julie Schneider
                                           ---------------------------------
                                        Printed Name: Julie Schneider
                                        Title: Asst. Vice President


                                       4.

                                SCHEDULE 6.3(b)
                             COMPLIANCE CERTIFICATE

TO:     SILICON VALLEY BANK
        3003 Tasman Drive
        Santa Clara, CA 95054

FROM:   PharmChem Laboratories, Inc.
        PharmChem Laboratories Operations, Inc.
        1505A O'Brien Drive
        Menlo Park, CA 94025

        Each of the undersigned, PHARMCHEM LABORATORIES, INC., a California corporation ("Pharmchem") and PHARMCHEM LABORATORIES OPERATIONS, INC., a California corporation ("Operations") (Pharmchem and Operations each being hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers") hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrowers and Bank (the "Agreement").
(i) Borrowers are in complete compliance for the period ending _________ of all required conditions and terms except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true, accurate and complete in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principals (GAAP) and are consistency from one period to the next except as explained in an accompanying letter or footnotes.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                      REQUIRED                                 COMPLIES
------------------                      --------                                 --------
Monthly financial statements            Monthly within 30 days of               Yes     No
                                        non-quarter ending months
Quarterly financial statements          Quarterly within 45 days                Yes     No
Annual (CPA Audited)                    FYE within 90 days                      Yes     No
A/R & A/P Agings                        Monthly within 20 days                  Yes     No
A/R Audit                               Initial and Semi-Annual                 Yes     No


FINANCIAL COVENANT              REQUIRED                ACTUAL                   COMPLIES
------------------              --------                ------                   --------
Maintain on a Monthly
Basis:
 Minimum Quick Ratio            .80:1.00                ____:1.00               Yes     No
 Minimum TNW                    $7,200,000 plus 75%     $_____                  Yes     No
                                of net profit after
                                tax
 Maximum Debt/TNW               1.75:1.00               ____:1.0                Yes     No

Maintain on a Quarterly
Basis:
 Profitability                  Profitable on a pre     ________                Yes     No
                                -tax basis*
 Minimum Cash Flow              1.00:1.00**             ____:1.0                Yes     No
      Coverage

 * Pre-tax loss of $25,000 allowed at 12/31/96
** If Cash Flow Coverage is greater than 1.00x but less than 1.50x, then the Term Loan amount outstanding shall be reserved against the Borrowing Base. If Cash Flow Coverage is 1.50x or greater, then no reserve will be required.

                                    ---------------------------------------

                                                 BANK USE ONLY

                                    Received by:
                                                ---------------------------
                                                          AUTHORIZED SIGNER


                                    Date:
                                         ----------------------------------

                                    Verified:
                                             ------------------------------
                                                          AUTHORIZED SIGNER

                                    Date:
                                         ----------------------------------

                                    Compliance Status:            Yes    No

                                    ---------------------------------------


COMMENTS REGARDING EXCEPTIONS:

Sincerely,

-------------------------------
SIGNATURE

-------------------------------
TITLE

-------------------------------
DATE


COMMENTS REGARDING EXCEPTIONS:

Sincerely,

-------------------------------
SIGNATURE

-------------------------------
TITLE

-------------------------------
DATE

                           BORROWING BASE CERTIFICATE

---------------------------------------------------------------------------------------------------------------------

Borrowers:      PharmChem Laboratories, Inc.                    Lender: Silicon Valley Bank
                PharmChem Laboratories Operations, Inc.                 3003 Tasman Drive
                1505A O'Brien Drive                                     Santa Clara, CA 95054
                Menlo Park, CA 94025
Commitment Amount: Five Million Dollars ($5,000,000)

----------------------------------------------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
        1.      Accounts Receivable Book Value as of                                            $
        2.      Additions (please explain on reverse)                                           $
        3.      TOTAL ACCOUNTS RECEIVABLE                                                       $

ACCOUNTS RECEIVABLE DEDUCTIONS
        4.      Amounts over 90 days due                                $
        5.      Balance of 50% over 90 day accounts                     $
        6.      Concentration Limits                                    $
        7.      Foreign Accounts                                        $
        8.      Governmental Accounts                                   $
        9.      Contra Accounts                                         $
        10.     Promotion or Demo Accounts                              $
        11.     Intercompany/Employee Accounts                          $
        12.     Other (please explain on reverse)                       $
        13.     TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                    $
        14.     Eligible Accounts (No. 3-No. 13)                        $
        15.     LOAN VALUE OF ACCOUNTS (75% of No. 14)

BALANCES
        16.     Maximum Loan Amount                                     $5,000,000
        17.     Total Funds Available (Lesser of #16 or #15)                                    $
        18.     Present balance owing on Line of Credit                                         $
        19.     Outstanding under ADP Sublimit                                                  $
        20.     Outstanding under Term Loan (if Cash Flow Coverage                              $
                  is greater than 1.00x but less than 1.50x)
        21.     RESERVE POSITIVE (#17-#18, #19 and 20)                                          $

The undersigned represent and warrant that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement among the undersigned and Silicon Valley Bank.

COMMENTS:

PHARMCHEM LABORATORIES OPERATIONS, INC.    PHARMCHEM LABORATORIES, INC.          ---------------------------------

By:                                        By:                                           BANK USE ONLY
    ------------------------------------       -------------------------------
                                                                                     Rec'd  By:
Title:                                     Title:                                              ----------------
       ---------------------------------          ----------------------------                 Auth. Signer
                                                                                     Date:
                                                                                           --------------------
                                                                                     Verified:
                                                                                               ----------------
                                                                                               Auth. Signer
                                                                                     Date:
                                                                                           --------------------
                                                                                      -------------------------

                                                                                 ---------------------------------

                           REAFFIRMATION OF GUARANTY


TO:     Silicon Valley Bank ("Lender")
        3003 Tasman Drive
        Santa Clara, California 95054

        The undersigned (hereinafter referred to as "Guarantor") hereby acknowledges and agrees that Guarantor has read and is familiar with, and hereby consents to, all of the terms and conditions of that certain Amendment No. 5 to Loan and Security Agreement, dated as of February 14, 1997 (hereinafter referred to as the "Amendment") and all of the agreements and documents referred to therein, and specifically consents to the financial accommodations extended and to be extended by Lender to PHARMCHEM LABORATORIES, INC., a California corporation ("Pharmchem") and PHARMCHEM LABORATORIES OPERATIONS, INC., a California corporation ("Operations") (Pharmchem and Operations each being hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers") whose address is 1505A O'Brien Drive, Menlo Park, California 94025, as set forth therein, and in said agreements and documents. Guarantor hereby confirms and agrees that all of the terms and provisions of Guarantor's Unconditional Guaranty (Corporate), dated November 17, 1994 (hereinafter referred to as the "Guaranty"), are hereby ratified and confirmed, and shall continue in full force and effect as the guaranty of all obligations of Borrowers under the Agreements (as defined in the Guaranty), as modified by the Amendment.

        Although Lender has informed Guarantor of said foregoing Amendment, and Guarantor has acknowledged having read the same and consented to all of the terms and conditions thereof, Guarantor understands and agrees that Lender has no duty under any agreement with any Borrower, the Guaranty or any agreement with Guarantor to so notify Guarantor or to seek such an acknowledgement and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.


Dated as of February 14, 1997.

                                        MEDSCREEN, LTD.


                                        By: David Lattanzio
                                           --------------------------
                                        Title: Vice President

                                       1.